UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2024

PAM TRANSPORTATION SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15057	71-0633135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

297 West Henri De Tonti, Tontitown, Arkansas 72770

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 361-9111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PTSI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On April 22, 2024, the Board of Directors (the “Board”) of P.A.M. Transportation Services, Inc. (the “Company”) approved a proposed plan of conversion (the “Plan of Conversion”) whereby the Company will convert from a Delaware corporation to a Nevada corporation (the “Conversion”) under the new corporate name of PAMT CORP. The proposed Plan of Conversion, which includes the Conversion and the articles of incorporation and bylaws of the Nevada corporation, is subject to approval by the Company’s stockholders at its 2024 annual meeting of stockholders to be held on August 1, 2024. As part of the Plan of Conversion, the Board also approved an increase in the authorized shares of common stock of the Company from 50,000,000 shares to 100,000,000 shares to be effective upon the Company’s reincorporation in Nevada.

If the Plan of Conversion is approved by the Company’s stockholders, the Conversion will take effect upon the filing of a certificate of conversion with the State of Delaware and articles of domestication with the State of Nevada. However, even if the Company’s stockholders approve the Plan of Conversion, the Board could abandon the Conversion at its discretion any time prior to the effective time of the conversion filings.

Under the proposed Plan of Conversion, the Company will remain a publicly held company following the Conversion and will continue to file with the Securities and Exchange Commission (the “SEC”) and provide to its stockholders the same type of information that the Company has previously filed and provided. Stockholders whose shares of the Company’s common stock are freely tradable before the Conversion would continue to have freely tradable shares of the Company’s common stock following the Conversion. The Plan of Conversion would not require stockholders to exchange their stock certificates for new certificates representing shares of the Company’s common stock as a Nevada corporation, and there is not expected to be any interruption in the trading of the Company’s common stock as a result of the Conversion. The Company and its stockholders are expected to be in the same respective positions under the federal securities laws after the Conversion as each was prior to the Conversion.

The proposed Conversion is not in connection with any pending or proposed extraordinary transaction involving the Company. The Company is not aware of any such proposed transaction and has no current plans to pursue or undertake any such transaction following the completion of the proposed Conversion.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material by the Company with respect to the proposed Conversion. In connection with the proposed Conversion, the Company intends to file with the SEC a Proxy Statement, as well as other relevant materials regarding the proposed Conversion. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED CONVERSION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED CONVERSION. Investors and security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company at the Company’s website at https://www.pamtransport.com or by contacting the Company’s Chief Financial Officer, by telephone at (479) 361-9111.

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Participants in Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Conversion. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2023 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on March 23, 2023. Additional information regarding the interests of those participants and other persons who may be deemed participants in the proposed Conversion may be obtained by reading the Proxy Statement regarding the proposed Conversion. Free copies of this document may be obtained as described in the preceding paragraph when it becomes available.

Cautionary Note Regarding Forward-Looking Statements

Certain information included in this Current Report on Form 8-K contains or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may relate to the Company’s plans and ability to complete the proposed Conversion, the terms and conditions of the Plan of Conversion, the Company’s business plans and expectations following the Conversion, and other expected future events or financial and operating results, and are thus prospective. Forward-looking statements of this type speak only as of the date of this report. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to (i) the possibility that the Conversion does not happen when expected or at all because required stockholder or other approvals and other conditions to Conversion are not received or satisfied on a timely basis or at all; (ii) the possibility that the Conversion may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (iii) the reaction to the Conversion of the Company’s stockholders, customers, employees and counterparties; and (iv) diversion of management time on the Conversion. We caution you that the foregoing list may not contain all of the forward-looking statements made in this Current Report. These forward-looking statements are only predictions based on our current expectations and projections about future events and are subject to a number of risks, uncertainties and assumptions. Additional information on factors that might affect the Company’s financial results is included in its Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 13, 2024. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements in this Current Report. The Company assumes no obligation to update the information in this Current Report, except as otherwise required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.A.M. TRANSPORTATION SERVICES, INC.
(Registrant)

Date: April 24, 2024	By:	/s/ Lance K. Stewart
Lance K. Stewart Vice President of Finance, Chief Financial Officer, and Treasurer

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